SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 17, 2002 (September 10, 2002)

U.S. RESTAURANT PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-13089	75-2687420
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12240 Inwood Road, Suite 300 Dallas, Texas (Address of principal executive offices)	75244 (Zip code)

Registrant’s telephone number, including area code: (972) 387-1487

ITEM 5.  Other Events.

Deloitte & Touche LLP, as the independent auditors of the Company, issued on September 10, 2002 updated consents to Registration Statement No. 333-66371 filed on July 12, 1999 and Registration Statement No. 333-68302 filed on August 24, 2001.  These two consents, both dated September 10, 2002, are attached hereto as exhibits.

ITEM 7.  Exhibits.

1              Consent of Deloitte & Touche LLP

2              Consent of Deloitte & Touche LLP

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. RESTAURANT PROPERTIES, INC.

Date:	September 17, 2002	By:	/s/ H.G. CARRINGTON, JR.

		Name:	H.G. Carrington, Jr.

		Title:	Chief Financial Officer
And Chief Operating Officer